    EXECUTION VERSION

FIRST AMENDMENT TO
REVOLVING CREDIT AGREEMENT
This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of January 4, 2023, is entered into by and among OWL ROCK TECHNOLOGY FINANCE CORP. II, a Maryland corporation (the “Initial Borrower”, and collectively with any other Borrower becoming party to the Credit Agreement (as defined below) (including Qualified Borrowers), the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as the Administrative Agent (as hereinafter defined) for the Secured Parties, the Letter of Credit Issuer and as a Lender, and the Lenders identified on the signature pages hereto.
A.    The parties hereto have entered into that certain Revolving Credit Agreement dated as of February 18, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    The parties hereto have agreed to certain modifications to the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.
Section 2. Amendments to the Credit Agreement. As of the Effective Date (as defined below), the following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:
““Letter of Credit Sublimit” means, at any time, an amount equal to zero percent (0%) of the Maximum Commitment measured at the time of issuance of any Letter of Credit; provided, that such percentage may be increased with the consent of the Administrative Agent and the Letter of Credit Issuer in their sole discretion to an amount not to exceed twenty percent (20%) of the Maximum Commitment measured at the time of issuance of any Letter of Credit. The Letter of Credit Sublimit is a part of, and not in addition to, the Maximum Commitment.”

““Swingline Sublimit” means $50,000,000. The Swingline Sublimit is part of, and not in addition to, the Maximum Commitment.”
Section 3. Conditions Precedent. Section 2 hereof shall become effective on the date (the “Effective Date”) upon which the Administrative Agent shall have received the following document, the satisfaction of such condition to be satisfactory to the Administrative Agent in form and substance:
(a)this Amendment, duly executed and delivered by the Borrower and the Lenders party hereto.
Section 4. Miscellaneous.
4.1.Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents
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(including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
4.2.References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
4.3.Representations and Warranties. The Borrower hereby represents and warrants that (a) this Amendment is the legal and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered in a proceeding in equity or at law), (b) no Potential Default or Event of Default has occurred and is continuing on the Effective Date or immediately after giving effect to this Amendment; (c) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date; provided that if any such representation and warranty is qualified as to materiality, with respect to such representation and warranty, the materiality qualifier set forth above shall be disregarded for the purposes of this condition; provided, further, to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (d) the resolutions of the Borrower dated February 15, 2022 and delivered to the Administrative Agent on December 16, 2022, authorize entry into this Amendment and the transactions contemplated herein and such resolutions have not been amended, modified, revoked or rescinded in any respect, and are in full force and effect on the Effective Date.

4.4.Reaffirmation of Obligations. The Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its Obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s Obligations under the Loan Documents.
4.5.Reaffirmation of Security Interests. The Borrower (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
4.6.No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
4.7.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
4.8.Governing Law. This Amendment, and any claim, controversy or dispute arising under or related to or in connection herewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.
4.9.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.
4.10.Headings. Section headings in this Amendment are for convenience of reference only and shall in no way affect the interpretation of this Amendment.
4.11.Multiple Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile, electronic mail (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (other than any DocuSign electronic signature)) or in portable document format), all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.
BORROWER:
OWL ROCK TECHNOLOGY FINANCE CORP. II

By:		/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer
WF – Owl Rock Tech II
First Amendment

ADMINISTRATIVE AGENT AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Letter of Credit Issuer and a Lender

By:		/s/ Anthony Leadbetter
	Name:	Anthony Leadbetter
	Title:	Vice President

WF – Owl Rock Tech II
First Amendment

LENDER:
PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:		/s/ Lawrence Beller
	Name:	Lawrence Beller
	Title:	Executive Vice President

WF – Owl Rock Tech II
First Amendment

LENDER:
STATE STREET BANK AND TRUST COMPANY, as a Lender

By:		/s/ Sumit K. Jain
	Name:	Sumit K. Jain
	Title:	Vice President

WF – Owl Rock Tech II
First Amendment

LENDER:
ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK & TRUST, as a Lender

By:		/s/ Roger Sutton
	Name:	Roger Sutton
	Title:	First Vice President

WF – Owl Rock Tech II
First Amendment

LENDER:
WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:		/s/ William Remmes
	Name:	William Remmes
	Title:	Vice President

WF – Owl Rock Tech II
First Amendment